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Horace Mann Life Insurance Company                   A Stock Company
1 Horace Mann Plaza
Springfield, Illinois 62715
1-800-999-1030

Individual Flexible Premium Deferred
Variable Annuity Contract

Any payments and values under this contract which are based on investment results of the Separate Account are variable and not guaranteed.

This is a nonparticipating policy under which no dividends are paid.

Executed for the Company at its home office in Springfield, Illinois on its Issue Date.



                 President                        Corporate Secretary


Right to Examine Your Contract. If You are not satisfied with this contract for any reason, You may return it to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657 (Our home office), or to the agent from whom You purchased it within 30 days after You receive it. Return of this contract by mail is effective on being postmarked, properly addressed and postage prepaid. We will return the greater of the premium payments made for this contract, less any withdrawals and any outstanding loan balance, or the Account Value within 10 days after We receive the returned contract. Upon return of the contract, it shall be void as if none had been issued. Read Your Contract Carefully.









Individual Flexible Premium Deferred
Variable Annuity Contract

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THIS IS A LEGAL CONTRACT - READ IT CAREFULLY.
This is a legal contract between You and Horace Mann Life Insurance Company. It sets forth, in detail, the rights and obligations of both You and the Company.

Horace Mann Life Insurance Company promises to pay You an annuity starting on the Annuity Date. If You die prior to the Annuity Date, We will pay the Death Benefit to the Beneficiary, upon receipt of Proof of Death and proper election by the Beneficiary.

Please Examine the Application. We issued this contract based on the answers in the application. If all answers are not complete and true, Your contract may be affected.

Summary of the Contract

This flexible premium deferred annuity provides annuity payments, which will be paid to You starting on the Annuity Date. Withdrawal and surrender rights and a Death Benefit are provided prior to the Annuity Date.

Prior to the Annuity Date and subject to the rights of any Irrevocable Beneficiary or assignee, You may:

     - withdraw any portion of the Account Value (a surrender charge will apply);

     -    change the Beneficiary;

     -    change the anticipated Annuity Date;

     -    exercise the other rights provided to the owner of this contract.

This is only a summary of the contract terms. More detailed provisions of this contract will control. The provisions are set forth in the following sections:

           Section                                                          Page
           Annuity Data                                                       3
           Fixed Account Accumulation Table                                   4
           Fixed Account Minimum Monthly Annuity Option Payments              5
           General Definitions                                                6
           Annuity Benefits                                                   7
           General Provisions and Account Value                              10
           Surrender Value                                                   12
           Death Benefit                                                     13
           Beneficiary                                                       13
           Ownership                                                         14
           Other Terms of Your Contract                                      14

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General Definitions

When these words are used in this contract, they have the meaning stated.

"Annual Maintenance Fee"
An annual charge deducted for administrative expenses. This charge is shown on the Annuity Data pages.

"Account Value"
The Fixed Account Value plus the Variable Account Value.

"Annuitant"
The Natural Person whose life determines the annuity payment(s) made under this contract.

"Annuitized Value"
The amount applied to purchase annuity payments under this contract. It is equal to the Account Value.

"Annuity Date"
The date on which annuity payments begin.

"Beneficiary(ies)"
The person(s) designated to receive the Death Benefit upon Your death or under certain circumstances any remaining annuity payments.

"Contract Anniversary"
The same day and month as the Issue Date for each succeeding year of this contract.

"Contract Year"
A period of twelve months beginning on the Issue Date or any Contract
Anniversary.

"Death Benefit"
The amount paid to the Beneficiary(ies) if You die prior to the Annuity Date.

"Fixed Account"
An interest-bearing account set up to receive Your Net Premium and the transfers allocated to it. It is invested along with other insurance funds in our general account.

"Fixed Account Value"
The dollar value of the Fixed Account prior to the time annuity payments begin.

"Irrevocable Beneficiary" A Beneficiary whose rights cannot be revoked without such Beneficiary's written approval.

"Issue Age"
The age of the Annuitant at the time this contract was issued (Issue Date) determined by the Annuitant's last birthday.

"Issue Date", "Contract Date"
The date when this contract became effective if You are then living and the premium has been paid. The Issue Date is shown on the Annuity Data pages.

"Natural Person"
A living individual or trust entity that is treated as an individual for Federal Income Tax purposes under the Internal Revenue Code.

"Net Premium"
The premium(s) paid to Us less any applicable premium tax.

"Proof of Death"
(1) A completed claimant's statement as provided by Us; and (2a) a certified copy of the death certificate; or (2b) any other proof of death satisfactory to Us, including but not limited to a certified copy of a decree of a court of competent jurisdiction certifying death; or a written statement by a medical doctor who attended the deceased at the time of death.

"Proof of Disability"
(1) A completed waiver of disability form as provided by Us; or (2) any other proof satisfactory to Us.

"Separate Account"
The segregated asset account which receives and invests the Net Premium and transfers allocated to it. The assets of the Separate Account are segregated from Our other assets and shall not be chargeable with liabilities arising out of any other business We may conduct. The Separate Account consists of various Subaccounts.

"Subaccount"
Part of the Separate Account which purchases shares of an Underlying Fund. Subaccounts with premium payment allocations as of the Issue Date are shown on the Annuity Data pages.

"Surrender Value"
The amount You would receive upon surrender of this contract. It is equal to the Account Value less any applicable surrender charges.

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"Underlying Funds"
Open-end diversified management investment companies registered under the Investment Company Act of 1940, as amended. Information about these companies is contained in the current prospectuses. Each Underlying Fund has a specific investment objective as stated in the prospectus.

"Valuation Date"
Any day on which the New York Stock Exchange is open for trading and on which the net value of each share of the Underlying Fund(s) is determined.

"Valuation Period"
The period from the end of a Valuation Date to the end of the next Valuation Date, excluding the day the period begins and including the day it ends.

"Variable Account"
Your portion of the Separate Account set up to receive the Net Premium and transfers allocated to it.

"Variable Account Value"
The dollar value of the Variable Account prior to the time annuity payments begin.

"Variable Accumulation Unit"
A measure used to determine the value of a Subaccount at or before the time annuity payments begin.

"Variable Annuity Unit"
A measure used to determine the amount payable from a Subaccount for an annuity payment.

"We", "Us", "Our", "Company"
Horace Mann Life Insurance Company.

"You", "Your"
The owner(s) of this contract.

Annuity Benefits

Annuitant

The Annuitant is the person named on the Annuity Data pages. The Annuitant must be a Natural Person. If the sole Annuitant dies prior to the Annuity Date and the Death Benefit is not payable, the new Annuitant will be the youngest owner.

You may name a new Annuitant before the Annuity Date by submitting a signed request in a form satisfactory to Us. Upon receipt, it is effective as of the date You signed the request. We are not liable for any action We take before receiving it.

Annuity Date
The annuity payments made to You will begin on the Annuity Date. The Annuity Date is the date the Annuitized Value is applied to an annuity option. The anticipated Annuity Date is shown on the Annuity Data pages. You may change the Annuity Date by notifying Us at least 30 days prior to this date.

The Annuity Date may be any date prior to the Annuitant's 100th birthday.

Annuity payment terms and conditions

This contract provides for fixed or variable annuity options or a combination of both.

The initial monthly annuity payment purchased by each $1,000 of Annuitized Value depends on the annuity option selected. The minimum fixed annuity payments are based upon the Annuity 2000 Mortality Table and 2 percent interest. The fixed annuity payments under this contract may be increased by Us.

If We do not receive written election of an annuity option from You at least 30 days before the anticipated Annuity Date, the annuity option will be Life Annuity with Payments Guaranteed for 10 Years. Your Annuitized Value will be allocated to this option as follows:

     1. the Fixed Account Value will be applied to purchase a monthly fixed annuity.

     2. the Variable Account Value will be applied to purchase a monthly variable annuity.

Annuity payments may also be available in quarterly, semi-annual, and annual installments. The minimum amount required to establish an Annuity Option is shown on the Annuity Data pages.

If You choose an annuity option payable over the lifetime of an Annuitant, We may require:

     - proof of both the Annuitant's and any joint Annuitant's age and sex before annuity payments begin; and

     - proof that the Annuitant and any joint Annuitant are still living before We make each payment.

A lump sum settlement is available under this contract. A lump sum settlement payment is equal to the Account Value, less any applicable surrender charges.

Prior to Your Annuity Date, You may select any of the following options. Annuity options are available on both a fixed and variable payment basis unless otherwise stated. We reserve the right to make available other annuity options.

Option A, Life Annuity with Payments Guaranteed for Life Only, 10, 15, or 20
Years

Annuity payments are made to You beginning with the Annuity Date. The annuity payments will be based upon

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the number of guaranteed payments selected, and the age and sex of the Annuitant on the Annuity Date. Annuity payments for this annuity option will continue as long as the Annuitant lives, or until all guaranteed payments have been made, whichever is later.

Guaranteed annuity payments cannot extend beyond the life expectancy of the Annuitant, as defined by the Internal Revenue Code.

If You die before all annuity payments have been made, the remaining annuity payments will be paid to Your Beneficiary(ies) as scheduled.

If the Annuitant dies before all guaranteed annuity payments have been made, the remaining guaranteed annuity payments will be paid to You, if living, otherwise to Your Beneficiary(ies) as scheduled.

After the Annuity Date, this annuity option cannot be changed and withdrawals cannot be made.

The minimum monthly fixed annuity payments purchased per $1,000 applied for this option are located on the Fixed Account Minimum Monthly Annuity Option Payments tables.

Option B, Payments for a Specified Period

Annuity payments are made to You beginning with the Annuity Date and continue for the specified period of time as elected. The specified period can be as short as five years or as long as 30 years, so long as the payments extend beyond the surrender charge period. This option is available on a fixed payment basis only.

Annuity payments cannot extend beyond the life expectancy of the Annuitant, as defined by the Internal Revenue Code.

If You die before all annuity payments have been made, the remaining annuity payments will be paid to Your Beneficiary(ies) as scheduled.

If the Annuitant dies before all annuity payments have been made, the remaining annuity payments will be paid to You, if living, otherwise to Your Beneficiary(ies) as scheduled.

After the Annuity Date, You may change this annuity option, withdraw a portion of the Annuitized Value or surrender this option. Any change or withdrawal You make may affect annuity payments. Surrender charges may apply. If You surrender this option, Your annuity payments will cease and the contract will terminate. Thereafter, We will be free of any liability for this terminated contract.

The minimum monthly fixed annuity payments purchased per $1,000 applied for this option are located on the Fixed Account Minimum Monthly Annuity Option Payments tables.

Option C, Joint and Survivor Annuity

Annuity payments are made to You beginning with the Annuity Date. The annuity payments will be based upon the specific survivor option selected, and the age and sex of the two Annuitants on the Annuity Date.

The available survivor options are to pay during the lifetime of the survivor:
(1) 50 percent; (2) two-thirds; or (3) 100 percent of the annuity payments paid (or the number of Variable Annuity Units) while both Annuitants were living.

Upon the death of one Annuitant, the selected survivor option percentage will be applied to determine the remaining payments during the lifetime of the survivor. Upon the death of the survivor, annuity payments cease.

If You die while at least one Annuitant is living, the remaining annuity payments will be paid to Your Beneficiary(ies) as scheduled.

After the Annuity Date, this annuity option cannot be changed and withdrawals cannot be made.

The minimum monthly fixed annuity payments purchased per $1,000 applied for this option are located on the Fixed Account Minimum Monthly Annuity Option Payments tables. Additional information is available upon Your request.

Variable annuity payments

Guaranteed payments from a fixed annuity option remain level except in the case of a joint and survivor annuity with a 50 percent or two-thirds survivor option. Payments from a variable annuity option will change as described below.

The Annuitized Value applied to purchase variable annuity payments will be allocated to the Subaccount(s) as You instruct. Not all Subaccount(s) may be available for annuity payments. The first monthly annuity payment purchased per $1,000 applied to each Subaccount under a variable annuity option will be the same amount as the initial monthly annuity payment purchased per $1,000 applied to the corresponding fixed annuity option.

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After the Annuity Date, the variable annuity payment of each Subaccount is determined by multiplying the number of Variable Annuity Units by the value of such unit for the corresponding Subaccount.

Within each Subaccount, the number of Variable Annuity Units is determined by dividing:

     -    the amount of the first payment from that Subaccount; by

     - the value of a Variable Annuity Unit in the appropriate Subaccount on the Valuation Date coincident with the date that the Annuitized Value was applied toward the variable annuity option(s).

Under Option A, the number of such units will not change when figuring the second and subsequent payments. Under Option C, upon the death of one Annuitant, the selected survivor option percentage will be applied to the number of Variable Annuity Units.

The second and subsequent payment(s) will be based on the investment experience of the Underlying Fund(s) and will be affected by the mortality and expense risk fee and the assumed interest rate. The value of each Variable Annuity Unit for each Subaccount was initially set at $10 as of the date annuity payments were first calculated. Subsequent Variable Annuity Unit values of any Subaccount are determined by multiplying the previous Variable Annuity Unit value by the current net investment factor.

The current net investment factor for each Subaccount is computed by dividing
(a) by (b) and multiplying by (c) where:

     (a) is the current net asset value per share on the last Valuation Date of the current Valuation Period plus any dividends or other distributions in the current Valuation Period;

     (b) is the net asset value of such shares on the last Valuation Date of the preceding Valuation Period;

     (c) is annually equal to one divided by the sum of one plus the assumed interest rate and the mortality and expense risk fee.

          This amount is adjusted to a rate applicable for the Valuation Period. The assumed interest rate is shown on the Annuity Data pages.

If the current net investment factor is equal to one, monthly payments from that Subaccount will remain level. If the current net investment factor is greater than one, the monthly payments from that Subaccount will increase. Conversely, if the current net investment factor is less than one, the payments from that Subaccount will decrease.

The value of the net assets in the Separate Account shall be taken at their fair market value, or where there is no readily available market, their fair value, as determined in accordance with generally accepted accounting practice and applicable laws and regulations. The value of each share for each Subaccount is determined by dividing the net assets in each Subaccount by the number of shares outstanding for each respective Subaccount.

General Provisions and

Account Value

This is a flexible premium contract. Your proposed premium payments and any lump sum premiums are shown on the Annuity Data pages. Additional premium payments can be made at any time prior to the Annuity Date. The minimum premium payments are shown on the Annuity Data pages. The maximum premium limits shown on the Annuity Data pages will be governed by the laws of Your state and IRS regulations. All premiums are payable to Us at Our home office. A receipt will be provided if requested.

The Net Premium will be allocated to the Fixed Account and/or Variable Account as You elected in Your most recent allocation instructions. We reserve the right to set a maximum number of Subaccounts to which allocations can be made. The Net Premium is processed as of the date We receive it in Our home office.

You may stop or resume payments before the Annuity Date, if this contract has not been surrendered or terminated.

If You surrender Your contract, You may receive an amount less than the Account Value because a surrender charge will apply.

Company termination

If no premium has been received for two years and the Account Value to be applied under any annuity option is less than $2,000 or not enough to provide an initial annuity payment of at least $20, and state law permits, We reserve the right to:

     -    change the payment frequency to make the initial payment at least $20;
          or

     -    terminate the contract and pay You the Account

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          Value in a lump sum. Thereafter, We will be free of any liability for this terminated contract.

Annual maintenance fee

The Annual Maintenance Fee is deducted from the Account Value on each Contract Anniversary date, or a proportionate amount will be collected upon surrender of this contract. The Annual Maintenance Fee is deducted from the Subaccount containing the greatest value or from the Fixed Account when none of the Subaccounts have sufficient value. This charge is shown on the Annuity Data pages and helps cover the cost of general maintenance of the contract.

Fixed Account Value

The Fixed Account Value is increased by the Net Premium allocated to it, any transfers from the Variable Account, and the interest credited.

The Fixed Account Value is decreased by withdrawals, transfers, any outstanding loan balance, surrender, death, annuitization, and contract charges.

Fixed Account interest

Guaranteed interest will be credited to the Fixed Account Value daily. We begin crediting interest to the Net Premium from the date We receive the premium. In no event will the interest rate credited be less than that shown on the Annuity Data pages before the assessment of the Annual Maintenance Fee.

We may pay interest in excess of the guaranteed amount. This interest may vary from time to time and is not guaranteed.

Fixed Account transfers

You may transfer money from the Fixed Account to various Subaccounts of the Variable Account. No transfers are allowed after the Annuity Date.

Prior to the Annuity Date, We reserve the right to:

     1.   Set a maximum number of Subaccounts with value at any one time.

     2.   Limit transfers in the following ways:

          a. Allow no more than 25 percent of the Fixed Account Value to be transferred to the Variable Account during any 365 day period.

          b. Require a total transfer from the Fixed Account to the Variable Account to be transferred over a four year period. In that case, no more than 25 percent of the amount being transferred will be transferred in any year prior to the year of the final transfer.

You must send Your transfer request to Our home office. We will make the transfer, if approved, as of the date We receive Your request or as of a requested future date.

Variable Account Value

The Variable Account will receive the Net Premium allocated to it and dollar amounts transferred from the Fixed Account. We will allocate these amounts, as You instruct, to the Subaccount(s) of Our Separate Account. These amounts will be processed as of the date We receive Your payment or the transfer request in Our home office.

The number of Variable Accumulation Units You have in a Subaccount on any date is equal to the sum of Variable Accumulation Units that have been added through Net Premium and transfers minus the sum of Variable Accumulation Units that have been deducted through withdrawals, transfers, surrender, death, annuitization, and contract charges.

Within each Subaccount, the value of a Variable Accumulation Unit is determined by valuing daily the underlying securities within a Subaccount, plus any dividends or other distributions with a reduction for operating expenses and the mortality and expense risk fee and then dividing the results by the outstanding number of all Variable Accumulation Units of that Subaccount.

The increase or decrease in the number of Variable Accumulation Units from a particular transaction is determined by dividing the dollar amount of the transaction by the value of a Variable Accumulation Unit of the appropriate Subaccount.

If shares of an Underlying Fund are no longer available for investment by the Separate Account, or if We determine further investments in an Underlying Fund are inappropriate in view of the objectives of the Separate Account, We may substitute shares of another Underlying Fund for fund shares already purchased and apply Your future purchase payments to the purchase of shares of the substitute Underlying Fund or other securities.

No substitutions will be made until prior approval has been received from the Securities and Exchange Commission and We receive any required prior favorable vote of a majority of the votes entitled to be cast by

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persons having a voting interest in the Underlying Fund shares.

Variable Account transfers

You may transfer money from the Variable Account to the Fixed Account or between the various Subaccounts of the Variable Account as often as You choose. However, no transfers are allowed after the Annuity Date.

Prior to the Annuity Date, We reserve the right to set a maximum number of Subaccounts with value at any one time.

You must send Your transfer request to Our home office. We will make the transfer, if approved, as of the date We receive Your request or as of a requested future date.

Voting rights

We will vote shares held in the Variable Account according to Your instructions. We will send notices and instructions to the person having voting rights under this contract. We will vote shares in the Separate Account for which We do not receive instruction in the same proportion as the votes for which We have received instructions.

Mortality and expense risk fee
To cover the mortality and expense risk not included in the Annual Maintenance Fee, We will charge the Variable Account a fee equivalent to the amount shown on the Annuity Data pages. Further details of this fee are in the Separate Account prospectus.

Taxes
Any premium taxes relating to this contract may be deducted from the premium or deducted from Your Annuitized Value, when applicable. Such premium taxes and the time of deduction of those taxes will be determined by Your place of residence. Any income tax withholdings relating to this contract may be deducted from any distribution.

Surrender Value

Surrender

You may surrender this contract before the Annuity Date and We will pay You the Surrender Value. All requests must be received in Our home office in a form satisfactory to Us.

A surrender terminates this contract. Thereafter, We will be free of any liability for this terminated contract.

The Surrender Value of this contract is not less than the minimum required by the state in which this contract was delivered. The Surrender Value is equal to the Account Value less any applicable surrender charge. The surrender charges are shown on the Annuity Data pages.

Payment of the Fixed Account Surrender Value usually occurs within 30 days. If payment is deferred after 30 days, We will continue to credit the applicable interest rate. We reserve the right to defer payment of the Fixed Account Surrender Value for a period not to exceed six months, but only after We have made written request and received written approval of the insurance department of the state in which this contract was delivered.

We will send You the Variable Account Surrender Value within seven calendar days after We receive Your request.

Withdrawal

You have the right to withdraw part of Your Account Value before the Annuity Date. All requests must be received in Our home office in a form satisfactory to Us. The Account Value will be reduced by the amount We pay You and the surrender charge. Any one withdrawal must be an amount not less than the minimum withdrawal amount shown on the Annuity Data pages.

Surrender charge

A surrender charge will be imposed on certain surrenders and withdrawals. The surrender charge is a percentage of the Account Value withdrawn or surrendered. Surrender charges are shown on the Annuity Data pages. Surrender charges will be waived under certain conditions, as described below.

10 percent penalty free - No surrender charge will apply on the first 10 percent of the Account Value withdrawn or surrendered, if:

     1. it is the initial withdrawal or it has been more than 365 days since the last withdrawal; or

     2. it is a surrender and there have been no previous withdrawals or it has been more than 365 days since the last withdrawal.

Disability - Upon Your continuing total disability and receipt of Your request for a withdrawal or surrender, We will waive the surrender charge. Your continuing total disability, as defined by Section 72(m)(7) of the Internal Revenue Code, must begin at least three months immediately prior to receipt of the surrender or withdrawal request. Proof of Disability is required.

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Internal Revenue Code Section 72(m)(7) defines disabled as unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.

Required minimum distributions - We will waive the surrender charge on withdrawals taken to satisfy Internal Revenue Code required minimum distributions based on the Account Value of this contract.

Death Benefit

The Death Benefit is the greater of:

     1.   the Account Value; or

     2. the Net Premium paid to Us, less the Net Premium attributable to any withdrawals and any outstanding loan balance.

We will calculate the Death Benefit as of the date We receive Proof of Death. The Death Benefit will include interest accrued from the date We receive Proof of Death to the date of payment.

We will pay the Death Benefit when We receive Proof of Death while this contract is in force and before the Annuity Date, if:

     -    any owner dies; or

     -    the Annuitant dies and the owner is not a Natural Person.

If the Beneficiary is Your spouse and death occurs prior to the Annuity Date, Your spouse may elect to:

     1.   receive the Death Benefit in a lump sum; or

     2.   apply the Death Benefit to an annuity option; or

     3. be treated as the owner of this contract and the contract can continue.

          If the contract is continued, Your spouse may make a single withdrawal of any amount within one year of the date We receive Proof of Death. No surrender charge will apply.

If the Beneficiary is not Your spouse and death occurs prior to the Annuity Date, Your Beneficiary may elect to:

     1.   receive the Death Benefit in a lump sum; or

     2.   apply the Death Benefit to an annuity option.

The entire value of this contract must be distributed within five years after the date of death if the Beneficiary chooses to receive the Death Benefit in a lump sum.

If an annuity option is elected, payments from the annuity option must begin within one year of the date of death. Guaranteed annuity payments cannot extend beyond the life expectancy of the Annuitant, as defined by the Internal Revenue Code.

Beneficiary

The Beneficiary will receive the Death Benefit or under certain circumstances, any remaining annuity payments when You die. The Beneficiary will be the person(s) named as such in the application, unless later changed.

You may name new Beneficiaries, subject to the rights of any Irrevocable Beneficiary or assignee, by submitting a signed request in a form satisfactory to Us. Upon receipt, it is effective as of the date You signed the request, subject to any action We took before We received it.

If You do not name a Beneficiary or if the Beneficiary named is no longer living, the Beneficiary will be:

     -    Your spouse if living, otherwise;

     -    Your children equally if living, otherwise;

     -    Your estate.

We will pay multiple Beneficiaries according to the most recent written instructions We have received from You. If We do not have any written instructions, We will pay the Death Benefit or any remaining annuity payments in equal shares to the Beneficiaries. If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases You, We will pay the Death Benefit or any remaining annuity payments in equal shares to the surviving Beneficiaries in that class.

Ownership
The Annuitant is the owner if no other person is named in the application as owner. Unless You provide otherwise, You may exercise all rights granted by this contract, subject to the rights of any Irrevocable Beneficiary or assignee.

You may assign this contract or the interest therein to another, unless prohibited by the Internal Revenue Code. You must do so in writing in a form satisfactory to Us and file the assignment with Us. No assignment is binding on

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Us until We receive it. When We receive it, Your rights and those of the
Beneficiary will be subject to the assignment. We are not responsible for the validity of the assignment.

Other Terms of Your Contract

Our contract with You

These pages, including a copy of the application and any attached endorsements, are Your entire contract with Us. We issued it based upon Your application and payment of the premium.

The statements made in the application, in the absence of fraud, will be treated as representations and not as warranties.

Only Our president, vice president, or the corporate secretary has the authority to change this contract. No agent may do this. Any change We make to this contract will be made in writing to You.

Incontestability

This contract will be incontestable after its Issue Date. This means that We will not use any misstatements by the owner in the application, except for the misstatement of age or sex, to challenge any claim or to avoid liability under this contract after this time.

Misstatement of age or sex

If any age or sex has been misstated, We will pay annuity payments in the amount which would have been paid at the correct age and sex. Any overpayments We have made will be deducted from future payments, including interest. Any under payments, including interest, will be paid in a lump sum to the owner if living, otherwise the Beneficiary(ies). The interest rate will not exceed 6 percent per year.

Conformity with state law

This contract is subject to the laws of the state in which it was delivered. If any part of this contract does not comply with the law, it will be interpreted by Us as if it did.

Exchange

You may exchange this contract for another annuity contract We issue if We approve the exchange.

Evidence of survival

We may require evidence of survival of any Annuitant(s).

Settlements

We may require that this contract be returned to Us prior to any settlement. We must receive Proof of Death before the settlement of a death claim. Any Surrender Value or Death Benefit under this contract will be no less than the minimum benefits required by the statutes of the state in which this contract was delivered. Payment of the Surrender Value or Death Benefit will terminate this contract. Thereafter, We will be free of any liability for this terminated contract.

Annual report

At least once a year prior to the Annuity Date, We will send a statement containing Your Account Value, Surrender Value, premium payments, credited interest and other contract information. We will provide You with Account Value information at any time upon request.

IC-450000                                                                Page 13
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Individual Flexible Premium Deferred
Variable Annuity Contract



IC-450000

Horace Mann Life Insurance Company                   A Stock Company
1 Horace Mann Plaza
Springfield, Illinois 62715
1-800-999-1030

Individual Flexible Premium Deferred
Variable Annuity Contract

Any payments and values under this contract which are based on investment results of the Separate Account are variable and not guaranteed.

This is a nonparticipating policy under which no dividends are paid.

Executed for the Company at its home office in Springfield, Illinois on its Issue Date.



                  President                         Corporate Secretary


Right to Examine Your Contract. If You are not satisfied with this contract for any reason, You may return it to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657 (Our home office), or to the agent from whom You purchased it within 30 days after You receive it. Return of this contract by mail is effective on being postmarked, properly addressed and postage prepaid. We will return the greater of the premium payments made for this contract, less any withdrawals and any outstanding loan balance, or the Account Value within 10 days after We receive the returned contract. Upon return of the contract, it shall be void as if none had been issued. Read Your Contract Carefully.









Individual Flexible Premium Deferred
Variable Annuity Contract

IC-451000

THIS IS A LEGAL CONTRACT - READ IT CAREFULLY.

This is a legal contract between You and Horace Mann Life Insurance Company. It sets forth, in detail, the rights and obligations of both You and the Company.

Horace Mann Life Insurance Company promises to pay You an annuity starting on the Annuity Date. If You die prior to the Annuity Date, We will pay the Death Benefit to the Beneficiary, upon receipt of Proof of Death and proper election by the Beneficiary.

Please Examine the Application. We issued this contract based on the answers in the application. If all answers are not complete and true, Your contract may be affected.

Summary of the Contract

This flexible premium deferred annuity provides annuity payments, which will be paid to You starting on the Annuity Date. Withdrawal and surrender rights and a Death Benefit are provided prior to the Annuity Date.

Prior to the Annuity Date and subject to the rights of any Irrevocable Beneficiary or assignee, You may:

     - withdraw any portion of the Account Value (a surrender charge will apply);

     -    change the Beneficiary;

     -    change the anticipated Annuity Date;

     -    exercise the other rights provided to the owner of this contract.

This is only a summary of the contract terms. More detailed provisions of this contract will control. The provisions are set forth in the following sections:

           Section                                                          Page
           Annuity Data                                                       3
           Fixed Account Accumulation Table                                   4
           Fixed Account Minimum Monthly Annuity Option Payments              5
           General Definitions                                                6
           Annuity Benefits                                                   7
           General Provisions and Account Value                              10
           Surrender Value                                                   12
           Death Benefit                                                     13
           Beneficiary                                                       13
           Ownership                                                         14
           Other Terms of Your Contract                                      14

IC-451000                                                                Page 2

General Definitions

When these words are used in this contract, they have the meaning stated.

"Account Value"
The Fixed Account Value plus the Variable Account Value.

"Annuitant"
The Natural Person whose life determines the annuity payment(s) made under this contract.
"Annuitized Value"
The amount applied to purchase annuity payments under this contract. It is equal to the Account Value.

"Annuity Date"
The date on which annuity payments begin.

"Beneficiary(ies)"
The person(s) designated to receive the Death Benefit upon Your death or under certain circumstances any remaining annuity payments.

"Contract Anniversary"
The same day and month as the Issue Date for each succeeding year of this contract.

"Contract Year"
A period of twelve months beginning on the Issue Date or any Contract
Anniversary.

"Death Benefit"
The amount paid to the Beneficiary(ies) if You die prior to the Annuity Date.

"Fixed Account"
An interest-bearing account set up to receive Your Net Premium and the transfers allocated to it. It is invested along with other insurance funds in our general account.

"Fixed Account Value"
The dollar value of the Fixed Account prior to the time annuity payments begin.

"Irrevocable Beneficiary"
A Beneficiary whose rights cannot be revoked without such Beneficiary's written approval.

"Issue Age"
The age of the Annuitant at the time this contract was issued (Issue Date) determined by the Annuitant's last birthday.

"Issue Date", "Contract Date"
The date when this contract became effective if You are then living and the premium has been paid. The Issue Date is shown on the Annuity Data pages.

"Natural Person"
A living individual or trust entity that is treated as an individual for Federal Income Tax purposes under the Internal Revenue Code.

"Net Premium"
The premium(s) paid to Us less any applicable premium tax.

"Proof of Death"
(1) A completed claimant's statement as provided by Us; and (2a) a certified copy of the death certificate; or (2b) any other proof of death satisfactory to Us, including but not limited to a certified copy of a decree of a court of competent jurisdiction certifying death; or a written statement by a medical doctor who attended the deceased at the time of death.

"Proof of Disability"
(1) A completed waiver of disability form as provided by Us; or (2) any other proof satisfactory to Us.

"Separate Account"
The segregated asset account which receives and invests the Net Premium and transfers allocated to it. The assets of the Separate Account are segregated from Our other assets and shall not be chargeable with liabilities arising out of any other business We may conduct. The Separate Account consists of various Subaccounts.

"Subaccount"
Part of the Separate Account which purchases shares of an Underlying Fund. Subaccounts with premium payment allocations as of the Issue Date are shown on the Annuity Data pages.

"Surrender Value"
The amount You would receive upon surrender of this contract. It is equal to the Account Value less any applicable surrender charges.

IC-451000                                                                Page 6

"Underlying Funds"
Open-end diversified management investment companies registered under the Investment Company Act of 1940, as amended. Information about these companies is contained in the current prospectuses. Each Underlying Fund has a specific investment objective as stated in the prospectus.

"Valuation Date"
Any day on which the New York Stock Exchange is open for trading and on which the net value of each share of the Underlying Fund(s) is determined.

"Valuation Period"
The period from the end of a Valuation Date to the end of the next Valuation Date, excluding the day the period begins and including the day it ends.

"Variable Account"
Your portion of the Separate Account set up to receive the Net Premium and transfers allocated to it.

"Variable Account Value"
The dollar value of the Variable Account prior to the time annuity payments begin.

"Variable Accumulation Unit"
A measure used to determine the value of a Subaccount at or before the time annuity payments begin.
"Variable Annuity Unit"
A measure used to determine the amount payable from a Subaccount for an annuity payment.

"We", "Us", "Our", "Company"
Horace Mann Life Insurance Company.

"You", "Your" The owner(s) of this contract.

Annuity Benefits

Annuitant

The Annuitant is the person named on the Annuity Data pages. The Annuitant must be a Natural Person. If the sole Annuitant dies prior to the Annuity Date and the Death Benefit is not payable, the new Annuitant will be the youngest owner.

You may name a new Annuitant before the Annuity Date by submitting a signed request in a form satisfactory to Us. Upon receipt, it is effective as of the date You signed the request. We are not liable for any action We take before receiving it.

Annuity Date

The annuity payments made to You will begin on the Annuity Date. The Annuity Date is the date the Annuitized Value is applied to an annuity option. The anticipated Annuity Date is shown on the Annuity Data pages. You may change the Annuity Date by notifying Us at least 30 days prior to this date.

The Annuity Date may be any date prior to the Annuitant's 100th birthday.

Annuity payment terms and conditions

This contract provides for fixed or variable annuity options or a combination of both.

The initial monthly annuity payment purchased by each $1,000 of Annuitized Value depends on the annuity option selected. The minimum fixed annuity payments are based upon the Annuity 2000 Mortality Table and 2 percent interest. The fixed annuity payments under this contract may be increased by Us.

If We do not receive written election of an annuity option from You at least 30 days before the anticipated Annuity Date, the annuity option will be Life Annuity with Payments Guaranteed for 10 Years. Your Annuitized Value will be allocated to this option as follows:

     1. the Fixed Account Value will be applied to purchase a monthly fixed annuity.

     2. the Variable Account Value will be applied to purchase a monthly variable annuity.

Annuity payments may also be available in quarterly, semi-annual, and annual installments. The minimum amount required to establish an Annuity Option is shown on the Annuity Data pages.

If You choose an annuity option payable over the lifetime of an Annuitant, We may require:

     o proof of both the Annuitant's and any joint Annuitant's age and sex before annuity payments begin; and

     o proof that the Annuitant and any joint Annuitant are still living before We make each payment.

A lump sum settlement is available under this contract. A lump sum settlement payment is equal to the Account Value, less any applicable surrender charges.

Prior to Your Annuity Date, You may select any of the following options. Annuity options are available on both a fixed and variable payment basis unless otherwise stated. We reserve the right to make available other annuity options.

Option A, Life Annuity with Payments Guaranteed for Life Only, 10, 15, or 20
Years

Annuity payments are made to You beginning with the

IC-451000                                                                Page 7

Annuity Date. The annuity payments will be based upon the number of guaranteed payments selected, and the age and sex of the Annuitant on the Annuity Date. Annuity payments for this annuity option will continue as long as the Annuitant lives, or until all guaranteed payments have been made, whichever is later.

Guaranteed annuity payments cannot extend beyond the life expectancy of the Annuitant, as defined by the Internal Revenue Code.

If You die before all annuity payments have been made, the remaining annuity payments will be paid to Your Beneficiary(ies) as scheduled.

If the Annuitant dies before all guaranteed annuity payments have been made, the remaining guaranteed annuity payments will be paid to You, if living, otherwise to Your Beneficiary(ies) as scheduled.

After the Annuity Date, this annuity option cannot be changed and withdrawals cannot be made.

The minimum monthly fixed annuity payments purchased per $1,000 applied for this option are located on the Fixed Account Minimum Monthly Annuity Option Payments tables.

Option B, Payments for a Specified Period

Annuity payments are made to
You beginning with the Annuity Date and continue for the specified period of time as elected. The specified period can be as short as five years or as long as 30 years, so long as the payments extend beyond the surrender charge period. This option is available on a fixed payment basis only.

Annuity payments cannot extend beyond the life expectancy of the Annuitant, as defined by the Internal Revenue Code.

If You die before all annuity payments have been made, the remaining annuity payments will be paid to Your Beneficiary(ies) as scheduled.

If the Annuitant dies before all annuity payments have been made, the remaining annuity payments will be paid to You, if living, otherwise to Your Beneficiary(ies) as scheduled.

After the Annuity Date, You may change this annuity option, withdraw a portion of the Annuitized Value or surrender this option. Any change or withdrawal You make may affect annuity payments. Surrender charges may apply. If You surrender this option, Your annuity payments will cease and the contract will terminate. Thereafter, We will be free of any liability for this terminated contract.

The minimum monthly fixed annuity payments purchased per $1,000 applied for this option are located on the Fixed Account Minimum Monthly Annuity Option Payments tables.

Option C, Joint and Survivor Annuity

Annuity payments are made to You beginning with the Annuity Date. The annuity payments will be based upon the specific survivor option selected, and the age and sex of the two Annuitants on the Annuity Date.

The available survivor options are to pay during the lifetime of the survivor:
(1) 50 percent; (2) two-thirds; or (3) 100 percent of the annuity payments paid (or the number of Variable Annuity Units) while both Annuitants were living.

Upon the death of one Annuitant, the selected survivor option percentage will be applied to determine the remaining payments during the lifetime of the survivor. Upon the death of the survivor, annuity payments cease.

If You die while at least one Annuitant is living, the remaining annuity payments will be paid to Your Beneficiary(ies) as scheduled.

After the Annuity Date, this annuity option cannot be changed and withdrawals cannot be made.

The minimum monthly fixed annuity payments purchased per $1,000 applied for this option are located on the Fixed Account Minimum Monthly Annuity Option Payments tables. Additional information is available upon Your request.

Variable annuity payments

Guaranteed payments from a fixed annuity option remain level except in the case of a joint and survivor annuity with a 50 percent or two-thirds survivor option. Payments from a variable annuity option will change as described below.

The Annuitized Value applied to purchase variable annuity payments will be allocated to the Subaccount(s) as You instruct. Not all Subaccount(s) may be available for annuity payments. The first monthly annuity payment purchased per $1,000 applied to each Subaccount under a variable annuity option will be the same amount as the initial monthly annuity payment purchased per $1,000

IC-451000                                                                Page 8
applied to the corresponding fixed annuity option.

After the Annuity Date, the variable annuity payment of each Subaccount is determined by multiplying the number of Variable Annuity Units by the value of such unit for the corresponding Subaccount.

Within each Subaccount, the number of Variable Annuity Units is determined by dividing:

     -    the amount of the first payment from that Subaccount; by

     - the value of a Variable Annuity Unit in the appropriate Subaccount on the Valuation Date coincident with the date that the Annuitized Value was applied toward the variable annuity option(s).

Under Option A, the number of such units will not change when figuring the second and subsequent payments. Under Option C, upon the death of one Annuitant, the selected survivor option percentage will be applied to the number of Variable Annuity Units.

The second and subsequent payment(s) will be based on the investment experience of the Underlying Fund(s) and will be affected by the mortality and expense risk fee and the assumed interest rate. The value of each Variable Annuity Unit for each Subaccount was initially set at $10 as of the date annuity payments were first calculated. Subsequent Variable Annuity Unit values of any Subaccount are determined by multiplying the previous Variable Annuity Unit value by the current net investment factor.

The current net investment factor for each Subaccount is computed by dividing
(a) by (b) and multiplying by (c) where:

     (a) is the current net asset value per share on the last Valuation Date of the current Valuation Period plus any dividends or other distributions in the current Valuation Period;

     (b) is the net asset value of such shares on the last Valuation Date of the preceding Valuation Period;

     (c) is annually equal to one divided by the sum of one plus the assumed interest rate and the mortality and expense risk fee. This amount is adjusted to a rate applicable for the Valuation Period. The assumed interest rate is shown on the Annuity Data pages.

If the current net investment factor is equal to one, monthly payments from that Subaccount will remain level. If the current net investment factor is greater than one, the monthly payments from that Subaccount will increase. Conversely, if the current net investment factor is less than one, the payments from that Subaccount will decrease.

The value of the net assets in the Separate Account shall be taken at their fair market value, or where there is no readily available market, their fair value, as determined in accordance with generally accepted accounting practice and applicable laws and regulations. The value of each share for each Subaccount is determined by dividing the net assets in each Subaccount by the number of shares outstanding for each respective Subaccount.

General Provisions and Account Value

This is a flexible premium contract. Your proposed premium payments and any lump sum premiums are shown on the Annuity Data pages. Additional premium payments can be made at any time prior to the Annuity Date. The minimum premium payments are shown on the Annuity Data pages. The maximum premium limits shown on the Annuity Data pages will be governed by the laws of Your state and IRS regulations. All premiums are payable to Us at Our home office. A receipt will be provided if requested.

The Net Premium will be allocated to the Fixed Account and/or Variable Account as You elected in Your most recent allocation instructions. We reserve the right to set a maximum number of Subaccounts to which allocations can be made. The Net Premium is processed as of the date We receive it in Our home office.

You may stop or resume payments before the Annuity Date, if this contract has not been surrendered or terminated.

If You surrender Your contract, You may receive an amount less than the Account Value because a surrender charge will apply.

Company termination

If no premium has been received for two years and the

IC-451000                                                                Page 9

Account Value to be applied under any annuity option is less than $2,000 or not enough to provide an initial annuity payment of at least $20, and state law permits, We reserve the right to:

     -    change the payment frequency to make the initial payment at least $20;
          or

     - terminate the contract and pay You the Account Value in a lump sum. Thereafter, We will be free of any liability for this terminated contract.

Fixed Account Value

The Fixed Account Value is increased by the Net Premium allocated to it, any transfers from the Variable Account, and the interest credited.

The Fixed Account Value is decreased by withdrawals, transfers, any outstanding loan balance, surrender, death, annuitization, and contract charges.

Fixed Account interest

Guaranteed interest will be credited to the Fixed Account Value daily. We begin crediting interest to the Net Premium from the date We receive the premium. In no event will the interest rate credited be less than that shown on the Annuity Data pages.

We may pay interest in excess of the guaranteed amount. This interest may vary from time to time and is not guaranteed.

Fixed Account transfers

You may transfer money from the Fixed Account to various Subaccounts of the Variable Account. No transfers are allowed after the Annuity Date.

Prior to the Annuity Date, We reserve the right to:

     1.   Set a maximum number of Subaccounts with value at any one time.

     2.   Limit transfers in the following ways:

          a. Allow no more than 25 percent of the Fixed Account Value to be transferred to the Variable Account during any 365 day period.

          b. Require a total transfer from the Fixed Account to the Variable Account to be transferred over a four year period. In that case, no more than 25 percent of the amount being transferred will be transferred in any year prior to the year of the final transfer.

You must send Your transfer request to Our home office. We will make the transfer, if approved, as of the date We receive Your request or as of a requested future date.

Variable Account Value

The Variable Account will receive the Net Premium allocated to it and dollar amounts transferred from the Fixed Account. We will allocate these amounts, as You instruct, to the Subaccount(s) of Our Separate Account. These amounts will be processed as of the date We receive Your payment or the transfer request in Our home office.

The number of Variable Accumulation Units You have in a Subaccount on any date is equal to the sum of Variable Accumulation Units that have been added through Net Premium and transfers minus the sum of Variable Accumulation Units that have been deducted through withdrawals, transfers, surrender, death, annuitization, and contract charges.

Within each Subaccount, the value of a Variable Accumulation Unit is determined by valuing daily the underlying securities within a Subaccount, plus any dividends or other distributions with a reduction for operating expenses and the mortality and expense risk fee and then dividing the results by the outstanding number of all Variable Accumulation Units of that Subaccount.

The increase or decrease in the number of Variable Accumulation Units from a particular transaction is determined by dividing the dollar amount of the transaction by the value of a Variable Accumulation Unit of the appropriate Subaccount.

If shares of an Underlying Fund are no longer available for investment by the Separate Account, or if We determine further investments in an Underlying Fund are inappropriate in view of the objectives of the Separate Account, We may substitute shares of another Underlying Fund for fund shares already purchased and apply Your future purchase payments to the purchase of shares of the substitute Underlying Fund or other securities.

No substitutions will be made until prior approval has been received from the Securities and Exchange Commission and We receive any required prior favorable vote of a majority of the votes entitled to be cast by persons having a voting interest in the Underlying Fund shares.

Variable Account transfers

IC-451000                                                                Page 10

You may transfer money from the Variable Account to the Fixed Account or between the various Subaccounts of the Variable Account as often as You choose. However, no transfers are allowed after the Annuity Date.

Prior to the Annuity Date, We reserve the right to set a maximum number of Subaccounts with value at any one time.

You must send Your transfer request to Our home office. We will make the transfer, if approved, as of the date We receive Your request or as of a requested future date.

Voting rights

We will vote shares held in the Variable Account according to Your instructions. We will send notices and instructions to the person having voting rights under this contract. We will vote shares in the Separate Account for which We do not receive instruction in the same proportion as the votes for which We have received instructions.

Mortality and expense risk fee

To cover the mortality and expense risk, We will charge the Variable Account a fee equivalent to the amount shown on the Annuity Data pages. Further details of this fee are in the Separate Account prospectus.

Taxes

Any premium taxes relating to this contract may be deducted from the premium or deducted from Your Annuitized Value, when applicable. Such premium taxes and the time of deduction of those taxes will be determined by Your place of residence. Any income tax withholdings relating to this contract may be deducted from any distribution.

Surrender Value

Surrender

You may surrender this contract before the Annuity Date and We will pay You the Surrender Value. All requests must be received in Our home office in a form satisfactory to Us.

A surrender terminates this contract. Thereafter, We will be free of any liability for this terminated contract.

The Surrender Value of this contract is not less than the minimum required by the state in which this contract was delivered. The Surrender Value is equal to the Account Value less any applicable surrender charge. The surrender charges are shown on the Annuity Data pages.

Payment of the Fixed Account Surrender Value usually occurs within 30 days. If payment is deferred after 30 days, We will continue to credit the applicable interest rate. We reserve the right to defer payment of the Fixed Account Surrender Value for a period not to exceed six months, but only after We have made written request and received written approval of the insurance department of the state in which this contract was delivered.

We will send You the Variable Account Surrender Value within seven calendar days after We receive Your request.

Withdrawal

You have the right to withdraw part of
Your Account Value before the Annuity Date. All requests must be received in Our home office in a form satisfactory to Us. The Account Value will be reduced by the amount We pay You and the surrender charge. Any one withdrawal must be an amount not less than the minimum withdrawal amount shown on the Annuity Data pages.

Surrender charge

A surrender charge will be imposed on certain surrenders and withdrawals. The surrender charge is a percentage of the Account Value withdrawn or surrendered. Surrender charges are shown on the Annuity Data pages. Surrender charges will be waived under certain conditions, as described below.

10 percent penalty free - No surrender charge will apply on the first 10 percent of the Account Value withdrawn or surrendered, if:

     1. it is the initial withdrawal or it has been more than 365 days since the last withdrawal; or

     2. it is a surrender and there have been no previous withdrawals or it has been more than 365 days since the last withdrawal.

Disability - Upon Your continuing total disability and receipt of Your request for a withdrawal or surrender, We will waive the surrender charge. Your continuing total disability, as defined by Section 72(m)(7) of the Internal Revenue Code, must begin at least three months immediately prior to receipt of the surrender or withdrawal request. Proof of Disability is required.

Internal Revenue Code Section 72(m)(7) defines disabled as unable to engage in any substantial gainful

IC-451000                                                                Page 11
activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.

Required minimum distributions - We will waive the surrender charge on withdrawals taken to satisfy Internal Revenue Code required minimum distributions based on the Account Value of this contract.

Death Benefit

If the owner dies prior to the attainment of age 70, the Death Benefit is the greater of:

     1.   the Account Value; or

     2. the Net Premium paid to Us, less the Net Premium attributable to any withdrawals and any outstanding loan balance, accumulated at 3 percent interest.

If the owner dies after the attainment of age 70, the Death Benefit is the greater of:

     1.   the Account Value; or

     2. the Net Premium paid to Us, less the Net Premium attributable to any withdrawals and any outstanding loan balance.

We will calculate the Death Benefit as of the date We receive Proof of Death. The Death Benefit will include interest accrued from the date We receive Proof of Death to the date of payment.

We will pay the Death Benefit when We receive Proof of Death while this contract is in force and before the Annuity Date, if:

     -    any owner dies; or

     -    the Annuitant dies and the owner is not a Natural Person.

If the Beneficiary is Your spouse and death occurs prior to the Annuity Date, Your spouse may elect to:

     1.   receive the Death Benefit in a lump sum; or

     2.   apply the Death Benefit to an annuity option; or

     3. be treated as the owner of this contract and the contract can continue.

               If the contract is continued, Your spouse may make a single withdrawal of any amount within one year of the date We receive Proof of Death. No surrender charge will apply.

If the Beneficiary is not Your spouse and death occurs prior to the Annuity Date, Your Beneficiary may elect to:

     1.   receive the Death Benefit in a lump sum; or

     2.   apply the Death Benefit to an annuity option.

The entire value of this contract must be distributed within five years after the date of death if the Beneficiary chooses to receive the Death Benefit in a lump sum.

If an annuity option is elected, payments from the annuity option must begin within one year of the date of death. Guaranteed annuity payments cannot extend beyond the life expectancy of the Annuitant, as defined by the Internal Revenue Code.

Beneficiary

The Beneficiary will receive the Death Benefit or under certain circumstances, any remaining annuity payments when You die. The Beneficiary will be the person(s) named as such in the application, unless later changed.

You may name new Beneficiaries, subject to the rights of any Irrevocable Beneficiary or assignee, by submitting a signed request in a form satisfactory to Us. Upon receipt, it is effective as of the date You signed the request, subject to any action We took before We received it.

If You do not name a Beneficiary or if the Beneficiary named is no longer living, the Beneficiary will be:

     -    Your spouse if living, otherwise;

     -    Your children equally if living, otherwise;

     -    Your estate.

We will pay multiple Beneficiaries according to the most recent written instructions We have received from You. If We do not have any written instructions, We will pay the Death Benefit or any remaining annuity payments in equal shares to the Beneficiaries. If there is more than one Beneficiary in a class and one of the Beneficiaries predeceases You, We will pay the Death Benefit or any remaining annuity payments in equal shares to the surviving Beneficiaries in that class.

IC-451000                                                                Page 12

Ownership

The Annuitant is the owner if no other person is named in the application as owner. Unless You provide otherwise, You may exercise all rights granted by this contract, subject to the rights of any Irrevocable Beneficiary or assignee.

You may assign this contract or the interest therein to another, unless prohibited by the Internal Revenue Code. You must do so in writing in a form satisfactory to Us and file the assignment with Us. No assignment is binding on Us until We receive it. When We receive it, Your rights and those of the Beneficiary will be subject to the assignment. We are not responsible for the validity of the assignment.

Other Terms of Your Contract

Our contract with You

These pages, including a copy of the application and any attached endorsements, are Your entire contract with Us. We issued it based upon Your application and payment of the premium.

The statements made in the application, in the absence of fraud, will be treated as representations and not as warranties.

Only Our president, vice president, or the corporate secretary has the authority to change this contract. No agent may do this. Any change We make to this contract will be made in writing to You.

Incontestability

This contract will be incontestable after its Issue Date. This means that We will not use any misstatements by the owner in the application, except for the misstatement of age or sex, to challenge any claim or to avoid liability under this contract after this time.

Misstatement of age or sex

If any age or sex has been misstated, We will pay annuity payments in the amount which would have been paid at the correct age and sex. Any overpayments We have made will be deducted from future payments, including interest. Any under payments, including interest, will be paid in a lump sum to the owner if living, otherwise the Beneficiary(ies). The interest rate will not exceed 6 percent per year.

Conformity with state law

This contract is subject to the laws of the state in which it was delivered. If any part of this contract does not comply with the law, it will be interpreted by Us as if it did.

Exchange

You may exchange this contract for another annuity contract We issue if We approve the exchange.

Evidence of survival

We may require evidence of survival of any Annuitant(s).

Settlements

We may require that this contract be returned to Us prior to any settlement. We must receive Proof of Death before the settlement of a death claim. Any Surrender Value or Death Benefit under this contract will be no less than the minimum benefits required by the statutes of the state in which this contract was delivered. Payment of the Surrender Value or Death Benefit will terminate this contract. Thereafter, We will be free of any liability for this terminated contract.

Annual report

At least once a year prior to the Annuity Date, We will send a statement containing Your Account Value, Surrender Value, premium payments, credited interest and other contract information. We will provide You with Account Value information at any time upon request.

IC-451000                                                                Page 13
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Individual Flexible Premium Deferred
Variable Annuity Contract

IC-451000